Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Statutory Prospectus dated October 1, 2014,

as supplemented to date

Dynamic Allocation Fund

In the section titled “FUND SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure with respect to the Fund-of-Funds Component, sub-advised by SunAmerica Asset Management, LLC (“SAAMCo”) is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Douglas Loeffler	2015	Lead Portfolio Manager

In the section titled “MANAGEMENT,” the second paragraph of the portfolio management disclosure for SAAMCo is deleted in its entirety and replaced with the following:

The Fund-of-Funds Component of the Fund is managed by Douglas Loeffler. Mr. Loeffler joined AIG in 2007 as Vice President of the Investment Product Management Group, based in Woodland Hills, CA. In this role, Mr. Loeffler led the manager review and oversight for affiliated variable annuity portfolios advised by SAAMCo, in addition to being responsible for AIG Variable Annuity’s separate account investments. In 2015, Mr. Loeffler became Senior Portfolio Manager for Asset Allocation for SAAMCo.

Please retain this supplement for future reference.

Date:    May 1, 2015